Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I (“VC I”)

Health Sciences Fund

Supplement to the Statutory Prospectus dated October 1, 2014,

as supplemented to date

At the August 3-4, 2015 meeting of the Board of Directors (the “Board”) of VC I, the Board approved an amendment to the Investment Sub-Advisory Agreement (the “Amendment”) between The Variable Annuity Life Insurance Company (“VALIC”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) with respect to the VC I Health Sciences Fund (the “Fund”). Under the Amendment, effective August 17, 2015 the revised subadvisory fee schedule payable by VALIC to T. Rowe Price with respect to the Fund is as follows:

The first $500 million of net assets	0.60%
The next $250 million of net assets	0.55%
When assets reach $750 million, the fee resets to a flat fee of	0.50%*

*	T. Rowe Price will provide VALIC a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule that takes effect once assets exceed $750 million. The credit will apply at an asset range between approximately $636 million and $750 million. The transitional credit will be applied against the fees assessed under the existing tiered fee schedule and will have the effect of reducing the subadvisory fee until the Fund’s assets either: (1) exceed $750 million, when the flat fee would be triggered, or (2) fall below a threshold of approximately $636 million, which would trigger the application of the tiered fee schedule.

Prior to August 17, 2015, VALIC paid T. Rowe Price a subadvisory fee schedule as follows:

The first $500 million of net assets	0.60%
All assets exceeding $500 million	0.55%

At the August 3-4, 2015 meeting, the Board also approved an Advisory Fee Waiver Agreement with respect to the Fund. Pursuant to the Advisory Fee Waiver Agreement, VALIC has agreed to waive the Fund’s advisory fees in order that such fees equal: (a) 0.97% of the Fund’s average daily net assets when the Fund’s assets are between $700 million and $750 million; and (b) 0.94% of the Fund’s net average daily net assets when the Fund’s assets exceed $750 million.

Please retain this supplement for future reference.

Date: August 11, 2015